Prospectus

1/30/06

Putnam Asset
Allocation:
Growth Portfolio

Class A shares — for eligible retirement plans

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully. This prospectus only offers class A shares of the fund without a sales charge to eligible retirement plans.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary
2	Goal
2	Main investment strategies
2	Main risks
3	Performance information
4	Fees and expenses
5	What are the fund’s main
investment strategies and
related risks
12	Who manages the fund?
16	How does the fund price
its shares?
17	How do I buy fund shares?
19	How do I sell fund shares?
20	How do I exchange fund shares?
20	Policy on excessive
short-term trading
23	Fund distributions and taxes
24	Financial highlights

Fund summary

GOAL

The Growth Portfolio seeks capital appreciation.

MAIN INVESTMENT STRATEGIES — ASSET ALLOCATION

The fund has a strategic allocation that indicates the typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

	Strategic
	Allocation	Range

Equity Class	80%	65-95%
Fixed Income Class	20%	5-35%

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate the fund’s assets above or below its strategic allocation.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund’s performance.

* The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

2   P R O S P E C T U S

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of the fund’s class A shares. The table following the chart compares the fund’s performance to that of two broad measures of market performance. Of course, a fund’s past performance is not an indication of future performance.

During the periods shown in the bar chart, the highest return for a quarter was 19.25% (quarter ending 12/31/98) and the lowest return for a quarter was –17.67% (quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class A	10.62%	4.18%	8.28%
Russell 3000 Index	6.12%	1.58%	9.20%
Putnam Growth

Blended Benchmark	7.89%	4.16%	8.34%

Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans.

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The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses.

The fund’s performance is compared to the following indexes and blended benchmark, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed- income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies;

Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of equity securities from developed countries in Western Europe, the Far East; and Australasia;

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged index of equity securities from emerging markets available to non-U.S. investors;

JP Morgan Developed High Yield Index, an unmanaged index of high-yield fixed-income securities issued in developed countries;

Putnam Growth Blended Benchmark, a benchmark administered by Putnam Management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class A shares of the fund. Expenses are based on the fund’s last fiscal year.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)	NONE

Maximum Deferred Sales Charge (Load)	NONE

Maximum Redemption Fee*
(as a percentage of total redemption proceeds)	2.00%

Annual Fund Operating Expenses<>
(expenses that are deducted from fund assets)

Total
		Distribution		Annual Fund	Expense
	Management	(12b-1)	Other	Operating	Reimburse-	Net
	Fees	Fees	Expenses	Expenses	ment	Expenses

Class A	0.62%	0.25%	0.40%	1.27%	(0.01%)	1.26%

* A 2.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

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<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class A	$128	$402	$696	$1,533

What are the fund’s main investment
strategies and related risks?

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diver-sified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in finan-cial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a

5 P R O S P E C T U S

company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies. Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value

6 P R O S P E C T U S

of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund’s total assets (but not more than the fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as “junk bonds.” This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it diffi-cult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

7 P R O S P E C T U S

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinanc-ing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

8 P R O S P E C T U S

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative. Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both

9 P R O S P E C T U S

for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivative. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in hybrid and structured bonds and notes, preferred stocks, convertible securities, asset-backed securities and assignments of and participations in fixed and floating rate loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

10 P R O S P E C T U S

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $2,584,789 in brokerage commissions during the last fiscal year, representing 0.18% of the fund’s average net assets. Of this amount, $465,012, representing 0.03% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class A shares results in a “combined cost ratio” of 1.44% of the fund’s average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate and the average turnover rate for the fund’s Lipper category were as follows:

Turnover Comparison

	2005	2004	2003	2002	2001

Putnam Asset Allocation
Growth Portfolio	112%	120%	126%	82%	99%

Lipper Global
Flexible Portfolio
Funds Average*	68%	74%	84%	65%	94%

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the funds. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the funds’ portfolio turnover rates to the Lipper average. Comparative data for the last fiscal year is based on information available as of September 30, 2005.

11 P R O S P E C T U S

The fund may buy and sell investments relatively often.

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract is discussed in the fund’s annual report to shareholders dated September 30, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee (after applicable waivers) of 0.60% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

12 P R O S P E C T U S

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Jeffrey Knight	2002	Putnam	Chief Investment Officer,
		Management	Global Asset Allocation
		1993 – Present	Previously, Director, Global
Asset Allocation

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Robert Kea	2002	Putnam	Portfolio Manager
		Management	Previously, Quantitative
		1989 – Present	Analyst and Analyst

Robert Schoen	2002	Putnam	Portfolio Manager
		Management	Previously, Quantitative
		1997 – Present	Analyst

* Other funds managed by the Portfolio Leader and Portfolio Members. As of the fund’s fiscal year-end, Jeffrey Knight was also a Portfolio Leader of Putnam RetirementReady Funds and Putnam Income Strategies Fund and a Portfolio Member of The George Putnam Fund of Boston. Robert Kea and Robert Schoen were also Portfolio Members of Putnam RetirementReady Funds and Putnam Income Strategies Fund. Jeffrey Knight, Robert Kea and Robert Schoen may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended September 30, 2005, Portfolio Member Bruce MacDonald left the fund’s management team. Jeffrey Knight has served as Portfolio Leader of the fund since May, 2002, when Putnam Management introduced this designation.

* Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Fund Portfolio Leader and Portfolio Members

			$1 –	$10,001 –	$50,001–	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeffrey Knight	2005					*

Portfolio Leader	2004					*

Robert Kea	2005					*

Portfolio Member	2004					*

Robert Schoen	2005				*

Portfolio Member	2004	*

* Investment in the fund by Putnam employees and the Trustees. As of September 30, 2005, all of the 12 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of

13 P R O S P E C T U S

investments in the fund and all Putnam funds as of that date by Putnam employees and the fund’s Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

	Fund	All Putnam funds

Putnam employees	$13,000,000	$456,000,000

Trustees	$ 77,000	$ 56,000,000

The following table shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is for September 30, 2005 and September 30, 2004.

Putnam Executive Board

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005		*

Deputy Head of Investments	N/A

William Connolly	2005					*

Head of Retail Management	N/A

Kevin Cronin	2005		*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005		*

Deputy Head of Investments	N/A

Sandra Whiston	2005		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 9/30/04.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior

14 P R O S P E C T U S

performance over time. The peer group for the fund for this purpose is the Global Flexible Portfolio Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam

15 P R O S P E C T U S

Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S.

16 P R O S P E C T U S

close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

All orders to purchase shares must be made through your employer’s retirement plan. For more information about how to purchase shares of the fund through your employer’s plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan’s completed buy order before the close of regular trading on the NYSE for shares to be bought at that day’s offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35% . The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment.

17 P R O S P E C T U S

* Eligible retirement plans. An employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of the fund or other Putnam funds.

* Payments to dealers. If you purchase your shares through a dealer (the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading “Fees and Expenses” at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading “Fees and Expenses.”

 The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the

18 P R O S P E C T U S

extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading “Management — Investor Servicing Agent and Custodian” for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

Subject to any restrictions imposed by your employer’s plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer’s plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

19 P R O S P E C T U S

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form, less any applicable short-term trading fee. In order to receive that day’s NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer’s plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant’s account for 5 days or less. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value.

20 P R O S P E C T U S

Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

Because the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which may reduce the fund’s performance and dilute the interests of other shareholders. Because lower-rated bonds and securities of smaller companies may be less liquid than higher-quality bonds or securities of larger companies, respectively, the fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

21 P R O S P E C T U S

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity may not have been detected by the fund’s current monitoring parameters.

* Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or record-keeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund’s policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

22 P R O S P E C T U S

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually.

The terms of your employer’s plan will govern how your employer’s plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer’s plan are reinvested in additional fund shares, although your employer’s plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any properly designated distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

23 P R O S P E C T U S

Financial highlights

The financial highlights table is intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

24 P R O S P E C T U S

Financial highlights
(For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$10.26	$9.22	$7.69	$8.94	$14.47

Investment operations:
Net investment income (a)	.15(d,f)	.11(d)	.13	.17	.26

Net realized and unrealized
gain (loss) on investments	1.69	1.13	1.64	(1.12)	(2.97)

Total from
investment operations	1.84	1.24	1.77	(.95)	(2.71)

Less distributions:
From net investment income	(.13)	(.20)	(.24)	(.30)	(.19)

From net realized gain
on investments	—	—	—	—	(2.63)

Total distributions	(.13)	(.20)	(.24)	(.30)	(2.82)

Redemption fees	—(e)	—(e)	—	—	—

Net asset value,
end of period	$11.97	$10.26	$9.22	$7.69	$8.94

Total return at
net asset value (%)(b)	18.02	13.51	23.41	(11.29)	(22.41)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$775,947	$547,168	$629,578	$573,390	$671,127

Ratio of expenses to
average net assets (%)(c)	1.25(d)	1.32(d)	1.35	1.30	1.25

Ratio of net investment income
to average net assets (%)	1.34(d,f)	1.12(d)	1.54	1.80	2.35

Portfolio turnover (%)(g)	111.90	120.17	126.07	82.18	98.60

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004, reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class A shares.

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class A shares.

(g) Portfolio turnover excludes dollar roll transactions.

25 P R O S P E C T U S

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For more information
about Putnam Asset Allocation:
Growth Portfolio

The fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

Communications from Putnam other than the prospectus and related supplements are provided in the English language.

One Post Office Square
Boston, Massachusetts 02109
1-800-752-9894
Address correspondence to
Putnam Investor Services
P.O. Box 9740
Providence, Rhode Island 02940-9740

www.putnam.com

DA058S 231507 1/06                  File No. 811-07121

Prospectus 1/30/06

Putnam Asset Allocation: Growth Portfolio

Class Y shares

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary
2	Goal
2	Main investment strategies
2	Main risks
3	Performance information
4	Fees and expenses
5	What are the fund’s main
investment strategies and
related risks?
12	Who manages the fund?
16	How does the fund price
its shares?
17	How do I buy fund shares?
19	How do I sell fund shares?
20	How do I exchange fund shares?
21	Policy on excessive
short-term trading
23	Fund distributions and taxes
24	Financial highlights

Fund summary

GOAL

The Growth Portfolio seeks capital appreciation.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

The fund has a strategic allocation that indicates the typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

	Strategic
	Allocation	Range

Equity Class	80%	65 – 95%
Fixed Income Class	20%	5 – 35%

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate the fund’s assets above or below its strategic allocation.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund’s performance.

* The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

2 P R O S P E C T U S

* The risks of investing outside the U.S., such as currency fluctua-tions, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of the fund’s class Y shares. The table following the chart compares the fund’s performance to that of two broad measures of market performance. Of course, a fund’s past performance is not an indication of future performance.

During the periods shown in the bar chart, the highest return for a quarter was 19.23% (quarter ending 12/31/98) and the lowest return for a quarter was –17.53% (quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class Y	10.87%	4.43%	8.54%
Russell 3000 Index	6.12%	1.58%	9.20%
Putnam Growth Blended Benchmark	7.89%	4.16%	8.34%

3 P R O S P E C T U S

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses.

The fund’s performance is compared to the following indexes and blended benchmark, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged index used as a general measure of U.S. fixed-income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies;

Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of equity securities from developed countries in Western Europe, the Far East and Australasia;

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged index of securities from emerging markets available to non-domestic investors;

JP Morgan Developed High Yield Index, an unmanaged index of high-yield fixed-income securities issued in developed countries;

Putnam Growth Blended Benchmark, a benchmark administered by Putnam Management that is 60% the Russell 3000 Index, 15% the Morgan Stanley Capital International (MSCI) EAFE Index, 15% the Lehman Aggregate Bond Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) Emerging Markets Free Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund’s last fiscal year.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)	NONE

Maximum Deferred Sales Charge (Load)	NONE

Maximum Redemption Fee*
(as a percentage of total redemption proceeds)	2.00%

Annual Fund Operating Expenses <>
(expenses that are deducted from fund assets)

Total
			Annual Fund	Expense
	Management	Other	Operating	Reimburse-	Net
	Fees	Expenses	Expenses	ment	Expenses

Class Y	0.62%	0.40%	1.02%	(0.01%)	1.01%

* A 2.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds

4 P R O S P E C T U S

viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class Y	$103	$324	$562	$1,247

What are the fund’s main investment strategies and related risks?

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diver-sified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this

5 P R O S P E C T U S

reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value

6 P R O S P E C T U S

usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund’s total assets (but not more than the fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as “junk bonds.” This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it diffi-cult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not

7 P R O S P E C T U S

necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinancing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject

8 P R O S P E C T U S

to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United

9 P R O S P E C T U S

States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivative. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in hybrid and structured bonds and notes, preferred stocks, convertible securities, asset-backed securities and assignments of and participations in fixed and floating rate loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

10 P R O S P E C T U S

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $2,584,789 in brokerage commissions during the last fis-cal year, representing 0.18% of the fund’s average net assets. Of this amount, $465,012, representing 0.03% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class Y shares results in a “combined cost ratio” of 1.19% of the fund’s average net assets for class Y shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate and the average turnover rate for the fund’s Lipper category were as follows:

Turnover Comparison

	2005	2004	2003	2002	2001

Putnam Asset Allocation
Growth Portfolio	112%	120%	126%	82%	99%

Lipper Global Flexible
Portfolio Funds Average*	68%	74%	84%	65%	94%

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the funds. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the funds’ portfolio turnover rates to the Lipper average. Comparative data for the last fiscal year is based on information available as of September 30, 2005.

11 P R O S P E C T U S

The fund may buy and sell investments relatively often.

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract is discussed in the fund’s annual report to shareholders dated September 30, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee (after applicable waivers) of 0.60% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

12 P R O S P E C T U S

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Jeffrey Knight	2002	Putnam Management	Chief Investment Officer,
		1993 – Present	Global Asset Allocation.
Previously, Director, Global
Asset Allocation

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Robert Kea	2002	Putnam Management	Portfolio Manager. Previously,
		1989 – Present	Quantitative Analyst
and Analyst

Robert Schoen	2002	Putnam Management	Portfolio Manager. Previously,
		1997 – Present	Quantitative Analyst

* Other funds managed by the Portfolio Leader and Portfolio Members. As of the fund’s fiscal year-end, Jeffrey Knight was also a Portfolio Leader of Putnam RetirementReady Funds and Putnam Income Strategies Fund and a Portfolio Member of The George Putnam Fund of Boston. Robert Kea and Robert Schoen were also Portfolio Members of Putnam RetirementReady Funds and Putnam Income Strategies Fund. Jeffrey Knight, Robert Kea and Robert Schoen may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended September 30, 2005, Portfolio Member Bruce MacDonald left the fund’s management team. Jeffrey Knight has served as Portfolio Leader of the fund since May, 2002, when Putnam Management introduced this designation.

* Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Fund Portfolio Leader and Portfolio Members
--------------------------------------------------------------------------------------------------------------------------
			$1 –	$10,001 –	$50,001–	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeffrey Knight	2005					*

Portfolio Leader	2004					*

Robert Kea	2005					*

Portfolio Member	2004					*

Robert Schoen	2005				*

Portfolio Member	2004	*

* Investment in the fund by Putnam employees and the Trustees. As of September 30, 2005, all of the 12 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by

13 P R O S P E C T U S

Putnam employees and the fund’s Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

	Fund	All Putnam funds

Putnam employees	$13,000,000	$456,000,000

Trustees	$ 77,000	$ 56,000,000

The following table shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is for September 30, 2005 and September 30, 2004.

Putnam Executive Board

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005		*

Deputy Head of Investments	N/A

William Connolly	2005					*

Head of Retail Management	N/A

Kevin Cronin	2005		*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005		*

Deputy Head of Investments	N/A

Sandra Whiston	2005		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 9/30/04.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund for this purpose is the Global Flexible Portfolio Funds. The portion of the incentive compensation pool available to your investment management team

14 P R O S P E C T U S

varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management

15 P R O S P E C T U S

believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the

16 P R O S P E C T U S

close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

All orders to purchase shares must be made through your employer’s retirement plan. For more information about how to purchase shares of the fund through your employer’s plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan’s completed buy order before the close of regular trading on the NYSE for shares to be bought at that day’s offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

* Eligible purchasers. The following investors are eligible to purchase class Y shares if approved by Putnam:

* qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

* bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

17 P R O S P E C T U S

* corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

* college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code; and

* other Putnam funds and Putnam investment products.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

* Payments to dealers. If you purchase your shares through a dealer (the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading “Fees and Expenses” at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading “Fees and Expenses.”

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

18 P R O S P E C T U S

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading “Management -- Investor Servicing Agent and Custodian” for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

Subject to any restrictions imposed by your employer’s plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer’s plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans

19 P R O S P E C T U S

administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form, less any applicable short-term trading fee. In order to receive that day’s NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer’s plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant’s account for 5 days or less. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders

20 P R O S P E C T U S

or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

Because the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which may reduce the fund’s performance and dilute the interests of other shareholders. Because lower-rated bonds and securities of smaller companies may be less liquid than higher-quality bonds or securities of larger companies, respectively, the fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the fund holds other types of less liquid securities.

21 P R O S P E C T U S

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity may not have been detected by the fund’s current monitoring parameters.

* Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate

22 P R O S P E C T U S

that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund’s policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income and any net realized capital gains annually.

The terms of your employer’s plan will govern how your employer’s plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer’s plan are reinvested in additional fund shares, although your employer’s plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any properly designated distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of

23 P R O S P E C T U S

distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

24 P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period)

Putnam Asset Allocation: Growth Portfolio
CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$10.35	$9.30	$7.76	$9.01	$14.58

Investment operations:
Net investment income (a)	.18(d,f)	.14(d)	.15	.19	.29

Net realized and unrealized
gain (loss) on investments	1.70	1.13	1.65	(1.12)	(3.01)

Total from
investment operations	1.88	1.27	1.80	(.93)	(2.72)

Less distributions:
From net investment income	(.15)	(.22)	(.26)	(.32)	(.22)

From net realized gain
on investments	--	--	--	--	(2.63)

Total distributions	(.15)	(.22)	(.26)	(.32)	(2.85)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$12.08	$10.35	$9.30	$7.76	$9.01

Total return at
net asset value (%)(b)	18.35	13.79	23.70	(10.97)	(22.30)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$301,901	$432,322	$420,617	$416,532	$465,661

Ratio of expenses to
average net assets (%)(c)	1.00(d)	1.07(d)	1.10	1.05	1.00

Ratio of net investment income
to average net assets (%)	1.58(d,f)	1.37(d)	1.79	2.05	2.61

Portfolio turnover (%)(g)	111.90	120.17	126.07	82.18	98.60

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004, reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class Y shares.

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class Y shares.

(g) Portfolio turnover excludes dollar roll transactions.

25 P R O S P E C T U S

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For more information about Putnam Asset Allocation: Growth Portfolio

The fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

Communications from Putnam other than the prospectus and related supplements are provided in the English language.

One Post Office Square
Boston, Massachusetts 02109
1-800-752-9894

Address correspondence to
Putnam Investor Services
P.O. Box 9740
Providence, Rhode Island 02940-9740

www.putnam.com

DY058S 231508 1/06	File No. 811-07121

Prospectus

1/30/06

Putnam Asset
Allocation:
Balanced Portfolio

Class A shares — for eligible retirement plans

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.This prospectus only offers class A shares of the fund without a sales charge to eligible retirement plans.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary
2	Goal
2	Main investment strategies
2	Main risks
3	Performance information
4	Fees and expenses
5	What are the fund’s main
investment strategies and
related risks?
12	Who manages the fund?
16	How does the fund price
its shares?
17	How do I buy fund shares?
19	How do I sell fund shares?
20	How do I exchange fund shares?
21	Policy on excessive
short-term trading
23	Fund distributions and taxes
24	Financial highlights

Fund summary

GOAL

The Balanced Portfolio seeks total return.

MAIN INVESTMENT STRATEGIES — ASSET ALLOCATION

The fund has a strategic allocation that indicates the typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

	Strategic
	Allocation	Range

Equity Class	60%	45–75%
Fixed Income Class	40%	25–55%

We may also select other investments that do not fall within these asset classes. We use both qualitative analysis and quantitative techniques to decide how to allocate the fund’s assets above or below its strategic allocation.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund’s performance.

* The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

2 P R O S P E C T U S

* The risks of investing outside the U.S., such as currency fluctua-tions, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of the fund’s class A shares. The table following the chart compares the fund’s performance to that of two broad measures of market performance. Of course, a fund’s past performance is not an indication of future performance.

During the periods shown in the bar chart, the highest return for a quarter was 15.00% (quarter ending 12/31/98) and the lowest return for a quarter was –12.00% (quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class A	6.99%	3.02%	7.38%
Russell 3000 Index	6.12%	1.58%	9.20%
Putnam Balanced
Blended Benchmark	5.47%	4.11%	8.04%

3 P R O S P E C T U S

Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans.

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses.

The fund’s performance is compared to the following indexes and blended benchmark, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies;

Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of equity securities from developed countries in Western Europe, the Far East and Australasia;

JP Morgan Developed High Yield Index, an unmanaged index of high-yield fixed-income securities issued in developed countries;

Putnam Balanced Blended Benchmark, a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index and 5% the JP Morgan Developed High Yield Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class A shares of the fund. Expenses are based on the fund’s last fiscal year.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)	NONE

Maximum Deferred Sales Charge (Load)	NONE

Maximum Redemption Fee*
(as a percentage of total redemption proceeds)	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

		Distribution		Total Annual
	Management	(12b-1)	Other	Fund Operating
	Fees	Fees	Expenses	Expenses

Class A	0.59%	0.25%	0.30%	1.14%

* A 2.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that

4 P R O S P E C T U S

you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund’s oper ating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class A	$116	$362	$628	$1,386

What are the fund’s main investment
strategies and related risks?

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diver-sified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology

5 P R O S P E C T U S

sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

6 P R O S P E C T U S

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund’s total assets (but not more than the fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as “junk bonds.” This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it difficult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase the fund’s operating expenses and decrease its net asset value.

7 P R O S P E C T U S

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinanc-ing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

8 P R O S P E C T U S

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

9 P R O S P E C T U S

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivative. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in hybrid and structured bonds and notes, preferred stocks, convertible securities, asset-backed securities and assignments of and participations in fixed and floating rate loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $2,297,888 in brokerage commissions during the last fiscal year, representing 0.12% of the fund’s average net assets. Of this amount, $345,154, representing 0.02% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

10 P R O S P E C T U S

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class A shares results in a “combined cost ratio” of 1.26% of the fund’s average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate and the average turnover rate for the fund’s Lipper category were as follows:

Turnover Comparison

	2005	2004	2003	2002	2001

Putnam Asset Allocation
Balanced Portfolio	144%	159%	145%	108%	131%

Lipper Global Flexible
Portfolio Funds Average*	68%	74%	84%	65%	94%

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of September 30, 2005.

The fund may buy and sell investments relatively often.

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

11 P R O S P E C T U S

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract is discussed in the fund’s annual report to shareholders dated September 30, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee (after applicable waivers) of 0.57% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

12 P R O S P E C T U S

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Jeffrey Knight	2002	Putnam	Chief Investment Officer,
		Management	Global Asset Allocation
		1993 – Present	Previously, Director, Global
Asset Allocation

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Robert Kea	2002	Putnam	Portfolio Manager
		Management	Previously, Quantitative

		1989 – Present	Analyst and Analyst

Robert Schoen	2002	Putnam	Portfolio Manager
		Management	Previously, Quantitative

		1997 – Present	Analyst

* Other funds managed by the Portfolio Leader and Portfolio Members. As of the fund’s fiscal year-end, Jeffrey Knight was also a Portfolio Leader of Putnam RetirementReady Funds and Putnam Income Strategies Fund and a Portfolio Member of The George Putnam Fund of Boston. Robert Kea and Robert Schoen were also Portfolio Members of Putnam RetirementReady Funds and Putnam Income Strategies Fund. Jeffrey Knight, Robert Kea and Robert Schoen may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended September 30, 2005, Portfolio Member Bruce MacDonald left the fund’s management team. Jeffrey Knight has served as Portfolio Leader of the fund since May, 2002, when Putnam Management introduced this designation.

* Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Fund Portfolio Leader and Portfolio Members
			$1 –	$10,001 –	$50,001–	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeffrey Knight	2005					*

Portfolio Leader	2004					*

Robert Kea	2005	*

Portfolio Member	2004	*

Robert Schoen	2005	*

Portfolio Member	2004	*

13 P R O S P E C T U S

* Investment in the fund by Putnam employees and the Trustees. As of September 30, 2005, all of the 12 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund’s Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

	Fund	All Putnam funds

Putnam employees	$12,000,000	$456,000,000

Trustees	$ 1,600,000	$ 56,000,000

The following table shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is for September 30, 2005 and September 30, 2004.

Putnam Executive Board

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005		*

Deputy Head of Investments	N/A

William Connolly	2005					*

Head of Retail Management	N/A

Kevin Cronin	2005		*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005		*

Deputy Head of Investments	N/A

Sandra Whiston	2005					*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 9/30/04.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s

14 P R O S P E C T U S

Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund for this purpose is the Global Flexible Portfolio Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

15 P R O S P E C T U S

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s

16 P R O S P E C T U S

shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

All orders to purchase shares must be made through your employer’s retirement plan. For more information about how to purchase shares of the fund through your employer’s plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan’s completed buy order before the close of regular trading on the NYSE for shares to be bought at that day’s offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35% . The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment.

17 P R O S P E C T U S

* Eligible retirement plans. An employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of the fund or other Putnam funds.

* Payments to dealers. If you purchase your shares through a dealer (the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading “Fees and Expenses” at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading “Fees and Expenses.”

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

18 P R O S P E C T U S

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading “Management — Investor Servicing Agent and Custodian” for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

Subject to any restrictions imposed by your employer’s plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer’s plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to

19 P R O S P E C T U S

assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form, less any applicable short-term trading fee. In order to receive that day’s NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer’s plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant’s account for 5 days or less. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

20 P R O S P E C T U S

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

Because the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which may reduce the fund’s performance and dilute the interests of other shareholders. Because lower-rated bonds and securities of smaller companies may be less liquid than higher-quality bonds or securities of larger companies, respectively, the fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using

21 P R O S P E C T U S

fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity may not have been detected by the fund’s current monitoring parameters.

* Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying benefi-cial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive

22 P R O S P E C T U S

short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund’s policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income quarterly and any net realized capital gains annually.

The terms of your employer’s plan will govern how your employer’s plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer’s plan are reinvested in additional fund shares, although your employer’s plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

 Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any properly designated distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

23 P R O S P E C T U S

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

24 P R O S P E C T U S

Financial highlights

(For a common share outstanding throughout the period)

Putnam Asset Allocation: Balanced Portfolio

CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$9.94	$9.26	$8.10	$9.20	$12.99

Investment operations:
Net investment income (a)	.18(d,f)	.13(d)	.14	.18	.26

Net realized and unrealized
gain (loss) on investments	1.05	.79	1.25	(.98)	(2.23)

Total from
investment operations	1.23	.92	1.39	(.80)	(1.97)

Less distributions:
From net investment income	(.13)	(.24)	(.23)	(.30)	(.38)

From net realized gain
on investments	—	—	—	—	(1.44)

Total distributions	(.13)	(.24)	(.23)	(.30)	(1.82)

Redemption fees	—(e)	—(e)	—	—	—

Net asset value,
end of period	$11.04	$9.94	$9.26	$8.10	$9.20

Total return at
net asset value (%)(b)	12.40	10.05	17.40	(9.20)	(17.11)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period
(in thousands)	$1,077,903	$911,128	$1,156,736	$1,073,716	$1,237,229

Ratio of expenses to
average net assets (%)(c)	1.12(d)	1.21(d)	1.20	1.15	1.11

Ratio of net investment income
to average net assets (%)	1.72(d,f)	1.36(d)	1.62	1.96	2.39

Portfolio turnover (%)(g)	144.41	159.30	145.04	108.47	131.05

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

 (c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class A shares.

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class A shares.

(g) Portfolio turnover excludes dollar roll transactions.

25 P R O S P E C T U S

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For more information
about Putnam Asset Allocation:
Balanced Portfolio

The fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

Communications from Putnam other than the prospectus and related supplements are provided in the English language.

One Post Office Square
Boston, Massachusetts
02109 1-800-752-9894

Address correspondence to
Putnam Investor
Services P.O. Box 9740
Providence, Rhode Island
02940-9740

www.putnam.com

DA059S 231501 1/06                           File No. 811-07121

Prospectus 1/30/06 Putnam Asset Allocation: Balanced Portfolio

Class Y shares

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary
2	Goal
2	Main investment strategies
2	Main risks
3	Performance information
4	Fees and expenses
5	What are the fund’s main
investment strategies and
related risks?
12	Who manages the fund?
16	How does the fund price
its shares?
17	How do I buy fund shares?
19	How do I sell fund shares?
20	How do I exchange fund shares?
21	Policy on excessive
short-term trading
23	Fund distributions and taxes
24	Financial highlights

Fund summary

GOAL

The Balanced Portfolio seeks total return.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

The fund has a strategic allocation that indicates the typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

	Strategic
	Allocation	Range

Equity Class	60%	45-75%
Fixed Income Class	40%	25-55%

We may also select other investments that do not fall within these asset classes. We use both qualitative analysis and quantitative techniques to decide how to allocate the fund’s assets above or below its strategic allocation.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund’s performance.

* The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

2    P R O S P E C T U S

* The risks of investing outside the U.S., such as currency fluctua-tions, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of the fund’s class Y shares. The table following the chart compares the fund’s performance to that of two broad measures of market performance. Of course, a fund’s past performance is not an indication of future performance.

During the periods shown in the bar chart, the highest return for a quarter was 14.96% (quarter ending 12/31/98) and the lowest return for a quarter was –11.93% (quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/05)

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses.

3   P R O S P E C T U S

The fund’s performance is compared to the following indexes and blended benchmark, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies;

Morgan Stanley Capital International (MSCI) EAFE Index, an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia;

JP Morgan Developed High Yield Index, an unmanaged index of high-yield fixed-income securities issued in developed countries;

Putnam Balanced Blended Benchmark, a benchmark administered by Putnam Management that is 50% the Russell 3000 Index, 35% the Lehman Aggregate Bond Index, 10% the Morgan Stanley Capital International (MSCI) EAFE Index and 5% the JP Morgan Developed High Yield Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund’s last fiscal year.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)	NONE

Maximum Deferred Sales Charge (Load)	NONE

Maximum Redemption Fee*
(as a percentage of total redemption proceeds)	2.00%

Annual Fund Operating Expenses
(expenses that are deducted from fund assets)

			Total Annual
	Management	Other	Fund Operating
	Fees	Expenses	Expenses

Class Y	0.59%	0.30%	0.89%

* A 2.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund’s operating

4   P R O S P E C T U S

expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class Y	$91	$284	$493	$1,096

What are the fund’s main investment strategies and related risks?

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diver-sified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

5   P R O S P E C T U S

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

6 P R O S P E C T U S

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund’s total assets (but not more than the fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. We may invest up to 5% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

Investments rated below BBB or its equivalent are known as “junk bonds.” This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it diffi-cult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase the fund’s operating expenses and decrease its net asset value.

7   P R O S P E C T U S

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinanc-ing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

8   P R O S P E C T U S

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which

9   P R O S P E C T U S

means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivative. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in hybrid and structured bonds and notes, preferred stocks, convertible securities, asset-backed securities and assignments of and participations in fixed and floating rate loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $2,297,888 in brokerage commissions during the last fis-cal year, representing 0.12% of the fund’s average net assets. Of this amount, $345,154, representing 0.02% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

10   P R O S P E C T U S

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Total Annual Fund Operating Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Total Annual Fund Operating Expenses ratio for class Y shares results in a “combined cost ratio” of 1.01% of the fund’s average net assets for class Y shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate and the average turnover rate for the fund’s Lipper category were as follows:

Turnover Comparison

	2005	2004	2003	2002	2001

Putnam Asset Allocation
Balanced Portfolio	144%	159%	145%	108%	131%

Lipper Global Flexible
Portfolio Funds Average*	68%	74%	84%	65%	94%

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the fund’s portfolio turnover rate to the Lipper average. Comparative data for the last fiscal year is based on information available as of September 30, 2005.

The fund may buy and sell investments relatively often.

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

11   P R O S P E C T U S

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract is discussed in the fund’s annual report to shareholders dated September 30, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee (after applicable waivers) of 0.57% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

12   P R O S P E C T U S

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Jeffrey Knight	2002	Putnam Management	Chief Investment Officer,
		1993 – Present	Global Asset Allocation.
Previously, Director, Global
Asset Allocation

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Robert Kea	2002	Putnam Management	Portfolio Manager. Previously,
		1989 – Present	Quantitative Analyst
and Analyst

Robert Schoen	2002	Putnam Management	Portfolio Manager. Previously,
		1997 – Present	Quantitative Analyst

* Other funds managed by the Portfolio Leader and Portfolio Members. As of the fund’s fiscal year-end, Jeffrey Knight was also a Portfolio Leader of Putnam RetirementReady Funds and Putnam Income Strategies Fund and a Portfolio Member of The George Putnam Fund of Boston. Robert Kea and Robert Schoen were also Portfolio Members of Putnam RetirementReady Funds and Putnam Income Strategies Fund. Jeffrey Knight, Robert Kea and Robert Schoen may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended September 30, 2005, Portfolio Member Bruce MacDonald left the fund’s management team. Jeffrey Knight has served as the Portfolio Leader of the fund since May, 2002, when Putnam Management introduced this designation.

* Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Fund Portfolio Leader and Portfolio Members

			$1 –	$10,001 –	$50,001–	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeffrey Knight	2005					*

Portfolio Leader	2004					*

Robert Kea	2005	*

Portfolio Member	2004	*

Robert Schoen	2005	*

Portfolio Member	2004	*

* Investment in the fund by Putnam employees and the Trustees. As of September 30, 2005, all of the 12 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by

13   P R O S P E C T U S

Putnam employees and the fund’s Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

	Fund	All Putnam funds

Putnam employees	$12,000,000	$456,000,000

Trustees	$ 1,600,000	$ 1,600,000

The following table shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is for September 30, 2005 and September 30, 2004.

Putnam Executive Board

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005		*

Deputy Head of Investments	N/A

William Connolly	2005					*

Head of Retail Management	N/A

Kevin Cronin	2005		*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005			*

President and CEO	2004			*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005		*

Deputy Head of Investments	N/A

Sandra Whiston	2005					*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 9/30/04.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund for this purpose is the Global Flexible Portfolio Funds. The portion of the incentive

14   P R O S P E C T U S

compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam

15   P R O S P E C T U S

funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing

16   P R O S P E C T U S

prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

All orders to purchase shares must be made through your employer’s retirement plan. For more information about how to purchase shares of the fund through your employer’s plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan’s completed buy order before the close of regular trading on the NYSE for shares to be bought at that day’s offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

* Eligible purchasers. The following investors are eligible to purchase class Y shares if approved by Putnam:

* qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

17   P R O S P E C T U S

* bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

* corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

* college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code; and

* other Putnam funds and Putnam investment products.

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

* Payments to dealers. If you purchase your shares through a dealer (the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading “Fees and Expenses” at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading “Fees and Expenses.”

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the

18   P R O S P E C T U S

average net assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading “Management -- Investor Servicing Agent and Custodian” for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

Subject to any restrictions imposed by your employer’s plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer’s plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan

19   P R O S P E C T U S

and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form, less any applicable short-term trading fee. In order to receive that day’s NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer’s plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant’s account for 5 days or less. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also

20   P R O S P E C T U S

reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

Because the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which the fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which may reduce the fund’s performance and dilute the interests of other shareholders. Because lower-rated bonds and securities of smaller companies may be less liquid than higher-quality bonds or securities of larger companies, respectively, the fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the fund holds other types of less liquid securities.

21   P R O S P E C T U S

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity may not have been detected by the fund’s current monitoring parameters.

* Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam

22   P R O S P E C T U S

Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund’s policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income quarterly and any net realized capital gains annually.

The terms of your employer’s plan will govern how your employer’s plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer’s plan are reinvested in additional fund shares, although your employer’s plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any properly designated distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

23   P R O S P E C T U S

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

24   P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period) Putnam Asset Allocation: Balanced Portfolio CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$9.95	$9.27	$8.11	$9.21	$13.00

Investment operations:
Net investment income (a)	.21(d,f)	.16(d)	.16	.21	.29

Net realized and unrealized
gain (loss) on investments	1.06	.79	1.25	(.99)	(2.24)

Total from
investment operations	1.27	.95	1.41	(.78)	(1.95)

Less distributions:
From net investment income	(.16)	(.27)	(.25)	(.32)	(.40)

From net realized gain
on investments	--	--	--	--	(1.44)

Total distributions	(.16)	(.27)	(.25)	(.32)	(1.84)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$11.06	$9.95	$9.27	$8.11	$9.21

Total return at
net asset value (%)(b)	12.77	10.32	17.67	(8.96)	(16.89)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$354,455	$439,865	$564,799	$641,329	$655,163

Ratio of expenses to
average net assets (%)(c)	.87(d)	.96(d)	.95	.90	.86

Ratio of net investment income
to average net assets (%)	1.97(d,f)	1.61(d)	1.87	2.21	2.64

Portfolio turnover (%)(g)	144.41	159.30	145.04	108.47	131.05

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.02% and less than 0.01%, respectively, of average net assets for class Y shares.

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class Y shares.

(g) Portfolio turnover excludes dollar roll transactions.

25   P R O S P E C T U S

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For more information about Putnam Asset Allocation: Balanced Portfolio

The fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

Communications from Putnam other than the prospectus and related supplements are provided in the English language.

One Post Office Square
Boston, Massachusetts 02109
1-800-752-9894

Address correspondence to
Putnam Investor Services
P.O. Box 9740
Providence, Rhode Island 02940-9740

www.putnam.com

DY059S 231502 1/06	File No. 811-07121

Prospectus 1/30/06

Putnam Asset Allocation: Conservative Portfolio

Class A shares -- for eligible retirement plans

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully. This prospectus only offers class A shares of the fund without a sales charge to eligible retirement plans.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary
2	Goal
2	Main investment strategies
2	Main risks
3	Performance information
4	Fees and expenses
5	What are the fund’s main
investment strategies and
related risks
13	Who manages the fund?
17	How does the fund price
its shares?
18	How do I buy fund shares?
20	How do I sell fund shares?
21	How do I exchange fund shares?
21	Policy on excessive
short-term trading
24	Fund distributions and taxes
25	Financial highlights

Fund summary

GOAL

The Conservative Portfolio seeks total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

The fund has a strategic allocation that indicates the typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

	Strategic
	Allocation	Range

Equity Class	30%	15-45%
Fixed Income Class	70%	55-85%

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate the fund’s assets above or below its strategic allocation.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund’s performance.

* The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

2 P R O S P E C T U S

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of the fund’s class A shares. The table following the chart compares the fund’s performance to that of two broad measures of market performance. Of course, a fund’s past performance is not an indication of future performance.

During the periods shown in the bar chart, the highest return for a quarter was 8.81% (quarter ending 6/30/03) and the lowest return for a quarter was –6.13% (quarter ending 9/30/02).

3 P R O S P E C T U S

Average Annual Total Returns (for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class A	4.98%	4.48%	6.31%
Lehman Aggregate Bond Index	2.43%	5.87%	6.16%
Putnam Conservative
Blended Benchmark	3.99%	5.21%	7.25%

Class A share performance reflects the waiver of sales charges for purchases through eligible retirement plans.

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses.

The fund’s performance is compared to the following indexes and blended benchmark, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed- income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies;

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged index of equity securities from emerging markets available to non-domestic investors;

JP Morgan Developed High Yield Index, an unmanaged index of high-yield fixed-income securities issued in developed countries;

Putnam Conservative Blended Benchmark, a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EAFE Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class A shares of the fund. Expenses are based on the fund’s last fiscal year.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)	NONE

Maximum Deferred Sales Charge (Load)	NONE

Maximum Redemption Fee*
(as a percentage of total redemption proceeds)	2.00%

4 P R O S P E C T U S

Annual Fund Operating Expenses<>
(expenses that are deducted from fund assets)

Total
		Distri-		Annual
	Manage-	bution		Fund	Expense
	ment	(12b-1)	Other	Operating	Reimburse-	Net
	Fee	Fees	Expenses	Expenses	ment	Expenses

Class A	0.66%	0.25%	0.38%	1.29%	(0.05%)	1.24%

* A 2.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through September 30, 2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class A	$126	$404	$703	$1,552

What are the fund’s main investment strategies and related risks?

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diver-sified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

5 P R O S P E C T U S

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in finan-cial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

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FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund’s total assets (but not more than the fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of the fund’s total assets in debt investments rated lower than BB or the equivalent. We may invest up to 5% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

7 P R O S P E C T U S

Investments rated below BBB or its equivalent are known as “junk bonds.” This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it diffi-cult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinanc-ing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments

8 P R O S P E C T U S

are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

9 P R O S P E C T U S

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability. These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivative. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

10 P R O S P E C T U S

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in hybrid and structured bonds and notes, preferred stocks, convertible securities, asset-backed securities and assignments of and participations in fixed and floating rate loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $616,639 in brokerage commissions during the last fiscal year, representing 0.07% of the fund’s average net assets. Of this amount, $84,451, representing 0.01% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class A shares results in a “combined cost ratio” of 1.31% of the fund’s average net assets for class A shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a

11 P R O S P E C T U S

dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate and the average turnover rate for the fund’s Lipper category were as follows:

Turnover Comparison

	2005	2004	2003	2002	2001

Putnam Asset Allocation
Conservative Portfolio	209%	259%	200%	144%	180%

Lipper Global
Flexible Portfolio
Funds Average*	68%	74%	84%	65%	94%

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the funds. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the funds’ portfolio turnover rates to the Lipper average. Comparative data for the last fiscal year is based on information available as of September 30, 2005.

The fund may buy and sell investments relatively often.

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

12 P R O S P E C T U S

Who manages the fund?

The fund’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract is discussed in the fund’s annual report to shareholders dated September 30, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a management fee (after applicable waivers) of 0.57% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Fund	Employer	Past Five Years

Jeffrey Knight	2002	Putnam	Chief Investment Officer,
		Management	Global Asset Allocation
		1993 – Present	Previously, Director, Global
Asset Allocation

	Joined		Positions Over
Portfolio Members	Fund	Employer	Past Five Years

Robert Kea	2002	Putnam	Portfolio Manager
		Management	Previously, Quantitative
		1989 – Present	Analyst and Analyst

Robert Schoen	2002	Putnam	Portfolio Manager
		Management	Previously, Quantitative
		1997 – Present	Analyst and Analyst

* Other funds managed by the Portfolio Leader and Portfolio Members. As of the fund’s fiscal year-end, Jeffrey Knight was also a Portfolio Leader of Putnam RetirementReady Funds and Putnam Income Strategies Fund and a Portfolio Member of The George Putnam Fund of Boston. Robert Kea and Robert Schoen were also Portfolio Members of Putnam RetirementReady Funds and Putnam

13 P R O S P E C T U S

Income Strategies Fund. Jeffrey Knight, Robert Kea and Robert Schoen may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended September 30, 2005, Portfolio Member Bruce MacDonald left the fund’s management team. Jeffrey Knight has served as Portfolio Leader of the fund since May, 2002, when Putnam Management introduced this designation.

* Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Fund Portfolio Leader and Portfolio Members

			$1 –	$10,001 –	$50,001–	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeffrey Knight	2005					*

Portfolio Leader	2004	*

Robert Kea	2005	*

Portfolio Member	2004	*

Robert Schoen	2005	*

Portfolio Member	2004	*

* Investment in the fund by Putnam employees and the Trustees. As of September 30, 2005, all of the 12 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund’s Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

	Fund	All Putnam funds

Putnam employees	$ 9,000,000	$456,000,000

Trustees	$11,000,000	$ 56,000,000

The following table shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is for September 30, 2005 and September 30, 2004.

14 P R O S P E C T U S

Putnam Executive Board

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005		*

Deputy Head of Investments	N/A

William Connolly	2005			*

Head of Retail Management	N/A

Kevin Cronin	2005		*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005					*

President and CEO	2004					*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005		*

Deputy Head of Investments	N/A

Sandra Whiston	2005		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam’s Executive Board as of 9/30/04.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund for this purpose is the Global Flexible Portfolio Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

15 P R O S P E C T U S

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

16 P R O S P E C T U S

How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S.

17 P R O S P E C T U S

market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

How do I buy fund shares?

All orders to purchase shares must be made through your employer’s retirement plan. For more information about how to purchase shares of the fund through your employer’s plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan’s completed buy order before the close of regular trading on the NYSE for shares to be bought at that day’s offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

* Distribution (12b-1) plan. The fund has adopted a distribution plan to pay for the marketing of class A shares and for services provided to shareholders. The plan provides for payments at an annual rate (based on average net assets) of up to 0.35% . The Trustees currently limit payments on class A shares to 0.25% of average net assets. Because the fees are paid out of the fund’s assets on an ongoing basis, they will increase the cost of your investment.

* Eligible retirement plans. An employer-sponsored retirement plan is eligible to purchase class A shares without an initial sales charge through this prospectus if its plan administrator or dealer of record has entered into an agreement with Putnam Retail Management or it invests at least $1 million in class A shares of the fund or other Putnam funds.

18 P R O S P E C T U S

* Payments to dealers. If you purchase your shares through a dealer (the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading “Fees and Expenses” at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading “Fees and Expenses.”

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading “Management -- Investor Servicing Agent and Custodian” for more details.

19 P R O S P E C T U S

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

Subject to any restrictions imposed by your employer’s plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer’s plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form, less any applicable short-term trading fee. In order to receive that day’s NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.

20 P R O S P E C T U S

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer’s plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant’s account for 5 days or less. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to

21 P R O S P E C T U S

these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

Because the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which may reduce the fund’s performance and dilute the interests of other shareholders. Because lower-rated bonds and securities of smaller companies may be less liquid than higher-quality bonds or securities of larger companies, respectively, the fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the fund holds other types of less liquid securities.

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s

22 P R O S P E C T U S

trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity may not have been detected by the fund’s current monitoring parameters.

* Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or record-keeper that maintains accounts for the underlying beneficial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund’s policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered

23 P R O S P E C T U S

family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually.

The terms of your employer’s plan will govern how your employer’s plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer’s plan are reinvested in additional fund shares, although your employer’s plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any properly designated distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

24 P R O S P E C T U S

Financial highlights

The financial highlights table is intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

25 P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period) Putnam Asset Allocation: Conservative Portfolio CLASS A

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$8.84	$8.65	$7.94	$8.71	$10.45

Investment operations:
Net investment income (a)	.21(d,f)	.15(d)	.21	.34	.49

Net realized and unrealized
gain (loss) on investments	.48	.37	.93	(.57)	(.95)

Total from
investment operations	.69	.52	1.14	(.23)	(.46)

Less distributions:
From net investment income	(.20)	(.33)	(.43)	(.54)	(.62)

From net realized gain
on investments	--	--	--	--	(.66)

Total distributions	(.20)	(.33)	(.43)	(.54)	(1.28)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$9.33	$8.84	$8.65	$7.94	$8.71

Total return at
net asset value (%)(b)	7.92	6.11	14.88	(2.97)	(4.84)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$378,616	$590,441	$680,678	$558,847	$578,416

Ratio of expenses to
average net assets (%)(c)	1.20(d)	1.39(d)	1.39	1.33	1.29

Ratio of net investment income
to average net assets (%)	2.28(d,f)	1.66(d)	2.55	3.99	5.13

Portfolio turnover (%)(g)	209.05	258.72	200.28	144.07	180.29

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges. (c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.08% and 0.01%, respectively, of average net assets for class A shares.

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and less than 0.01% of average net assets for class A shares.

(g) Portfolio turnover excludes dollar roll transactions.

26 P R O S P E C T U S

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For more information about Putnam Asset Allocation: Conservative Portfolio

The fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

Communications from Putnam other than the prospectus and related supplements are provided in the English language.

One Post Office Square
Boston, Massachusetts 02109
1-800-752-9894

Address correspondence to
Putnam Investor Services
P.O. Box 9740
Providence, Rhode Island 02940-9740

www.putnam.com

DA060S 231503 1/06	File No. 811-07121

Prospectus 1/30/06

Putnam Asset Allocation: Conservative Portfolio

Class Y shares

This prospectus explains what you should know about this mutual fund before you invest. Please read it carefully.

Putnam Investment Management, LLC (Putnam Management), which has managed mutual funds since 1937, manages the fund.

These securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Commission passed upon the accuracy or adequacy of this prospectus. Any statement to the contrary is a crime.

CONTENTS
2	Fund summary
2	Goal
2	Main investment strategies
2	Main risks
3	Performance information
4	Fees and expenses
5	What are the fund’s main
investment strategies and
related risks?
12	Who manages the fund?
17	How does the fund price
its shares?
18	How do I buy fund shares?
20	How do I sell fund shares?
21	How do I exchange fund shares?
22	Policy on excessive
short-term trading
24	Fund distributions and taxes
25	Financial highlights

Fund summary

GOAL

The Conservative Portfolio seeks total return consistent with preservation of capital.

MAIN INVESTMENT STRATEGIES -- ASSET ALLOCATION

The fund has a strategic allocation that indicates the typical percentage allocation between equity and fixed income investments. We adjust portfolio allocations from time to time within a certain range to try to optimize the fund’s performance consistent with its goal. The strategic allocation and the range of allowable allocation for the fund are shown below.

	Strategic
	Allocation	Range

Equity Class	30%	15-45%
Fixed Income Class	70%	55-85%

We may also select other investments that do not fall within these asset classes.

We use both qualitative analysis and quantitative techniques to decide how to allocate the fund’s assets above or below its strategic allocation.

MAIN RISKS

The main risks that could adversely affect the value of the fund’s shares and the total return on your investment include:

* The risk that the stock price of one or more of the companies in the fund’s portfolio will fall, or will fail to rise. Many factors can adversely affect a stock’s performance, including both general financial market conditions and factors related to a specific company or industry. This risk is generally greater for small and midsized companies, which tend to be more vulnerable to adverse developments.

* The risk that movements in financial markets will adversely affect the price of the fund’s investments, regardless of how well the companies in which we invest perform.

* The risk that the prices of the fixed-income investments we buy will fall if interest rates rise. Interest rate risk is generally higher for investments with longer maturities.

* The risk that our allocation of investments between stocks and bonds may adversely affect the fund’s performance.

* The risk that the issuers of the fund’s fixed-income investments will not make timely payments of interest and principal. This credit risk is generally higher for debt that is below investment-grade in quality.

2 P R O S P E C T U S

* The risk that, compared to other debt, mortgage-backed investments may increase in value less when interest rates decline, and decline in value more when interest rates rise.

* The risks of investing outside the U.S., such as currency fluctua-tions, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments. These risks are increased for investments in emerging markets.

* The risk that the fund’s use of derivatives will cause losses due to increased exposure to the risks described above, the unexpected effect of market movements on a derivative’s price, or the potential inability to terminate derivatives positions.

You can lose money by investing in the fund. The fund may not achieve its goal, and is not intended as a complete investment program. An investment in the fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE INFORMATION

The following information provides some indication of the fund’s risks. The chart shows year-to-year changes in the performance of the fund’s class Y shares. The table following the chart compares the fund’s performance to that of two broad measures of market performance. Of course, a fund’s past performance is not an indication of future performance.

During the periods shown in the bar chart, the highest return for a quarter was 8.78% (quarter ending 12/31/98) and the lowest return for a quarter was –6.06% (quarter ending 9/30/02).

Average Annual Total Returns (for periods ending 12/31/05)

	Past	Past	Past
	1 year	5 years	10 years

Class Y	5.27%	4.70%	6.56%
Lehman Aggregate Bond Index	2.43%	5.87%	6.16%
Putnam Conservative
Blended Benchmark	3.99%	5.21%	7.25%

3 P R O S P E C T U S

The fund’s performance for portions of the period benefited from Putnam Management’s agreement to limit the fund’s expenses.

The fund’s performance is compared to the following indexes and blended benchmark, whose components are also described:

Lehman Aggregate Bond Index, an unmanaged index of U.S. investment-grade fixed- income securities;

Russell 3000 Index, an unmanaged index of the 3,000 largest U.S. companies;

Morgan Stanley Capital International (MSCI) Emerging Markets Free Index, an unmanaged index of equity securities from emerging markets available to non-domestic investors;

JP Morgan Developed High Yield Index, an unmanaged index of high-yield fixed-income securities issued in developed countries;

Putnam Conservative Blended Benchmark, a benchmark administered by Putnam Management that is 65% the Lehman Aggregate Bond Index, 25% the Russell 3000 Index, 5% the JP Morgan Developed High Yield Index and 5% the Morgan Stanley Capital International (MSCI) EAFE Index.

FEES AND EXPENSES

This table summarizes the fees and expenses you may pay if you invest in class Y shares of the fund. Expenses are based on the fund’s last fiscal year.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (Load)	NONE

Maximum Deferred Sales Charge (Load)	NONE

Maximum Redemption Fee*
(as a percentage of total redemption proceeds)	2.00%

4 P R O S P E C T U S

Annual Fund Operating Expenses<>
(expenses that are deducted from fund assets)

Total
Annual
			Fund	Expense
	Management	Other	Operating	Reim-	Net
	Fees	Expenses	Expenses	bursement	Expenses

Class Y	0.66%	0.38%	1.04%	(0.05%)	0.99%

* A 2.00% redemption fee (also referred to as a “short-term trading fee”) may apply to any shares that are redeemed (either by selling or exchanging into another fund) within 5 days of purchase.

<> Reflects Putnam Management’s agreement to waive fees and reimburse expenses of the fund through September 30,2006 to the extent necessary to ensure that the fund’s expenses do not exceed the simple average of the expenses of all front-end load funds viewed by Lipper Inc. as having the same investment classification or objective as the fund. The expense reimbursement is based on a comparison of the fund’s expenses with the average annualized operating expenses of the funds in its Lipper peer group, as calculated in accordance with Lipper’s standard method for comparing fund expenses, for each calendar quarter during the fund’s last fiscal year, excluding 12b-1 fees and without giving effect to any expense offset and brokerage service arrangements that may reduce fund expenses.

EXAMPLE

The example translates the expenses shown in the preceding table into dollar amounts. By doing this, you can more easily compare the cost of investing in the fund to the cost of investing in other mutual funds. The example makes certain assumptions. It assumes that you invest $10,000 in the fund for the time periods shown and then redeem all your shares at the end of those periods. It also assumes a 5.00% return on your investment each year and that the fund’s operating expenses remain the same. The example is hypothetical; your actual costs and returns may be higher or lower.

	1 year	3 years	5 years	10 years

Class Y	$101	$326	$569	$1,266

What are the fund’s main investment strategies and related risks?

EQUITY CLASS

The fund will invest its assets allocated to the Equity Class in a diver-sified portfolio of equity securities, including both growth and value stocks. We will consider, among other things, a company’s valuation, financial strength, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Equity Class follows.

5 P R O S P E C T U S

* Common stocks. Common stock represents an ownership interest in a company. The value of a company’s stock may fall as a result of factors directly relating to that company, such as decisions made by its management or lower demand for the company’s products or services. A stock’s value may also fall because of factors affecting not just the company, but also companies in the same industry or in a number of different industries, such as increases in production costs. The value of a company’s stock may also be affected by changes in financial markets that are relatively unrelated to the company or its industry, such as changes in interest rates or currency exchange rates. In addition, a company’s stock generally pays dividends only after the company invests in its own business and makes required payments to holders of its bonds and other debt. For this reason, the value of a company’s stock will usually react more strongly than its bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Stocks of smaller companies may be more vulnerable to adverse developments than those of larger companies.

Stocks of companies we believe are fast-growing may trade at a higher multiple of current earnings than other stocks. The value of such stocks may be more sensitive to changes in current or expected earnings than the values of other stocks. If our assessment of the prospects for a company’s earnings growth is wrong, or if our judgment of how other investors will value the company’s earnings growth is wrong, then the price of the company’s stock may fall or not approach the value that we have placed on it. Seeking earnings growth may result in significant investments in the technology sector, which may be subject to greater volatility than other sectors of the economy.

Companies we believe are undergoing positive change and whose stock we believe is undervalued by the market may have experienced adverse business developments or may be subject to special risks that have caused their stocks to be out of favor. If our assessment of a company’s prospects is wrong, or if other investors do not similarly recognize the value of the company, then the price of the company’s stock may fall or may not approach the value that we have placed on it.

* Small and midsized companies. These companies, some of which may have a market capitalization of less than $1 billion, are more likely than larger companies to have limited product lines, markets or financial resources, or to depend on a small, inexperienced management group. Stocks of these companies often trade less frequently and in limited volume, and their prices may fluctuate more than stocks of larger companies. Stocks of small and midsized companies may therefore be more vulnerable to adverse developments than those of larger companies.

6 P R O S P E C T U S

FIXED INCOME CLASS

The fund will invest its assets allocated to the Fixed Income Class in a diversified portfolio of fixed-income investments, including both U.S. and foreign government obligations and corporate obligations. We will consider, among other things, credit, interest rate and prepayment risks as well as general market conditions when deciding whether to buy or sell investments. A description of the risks associated with the investment strategies applicable to the Fixed Income Class follows.

* Interest rate risk. The values of bonds and other debt instruments usually rise and fall in response to changes in interest rates. Declining interest rates generally increase the value of existing debt instruments, and rising interest rates generally decrease the value of existing debt instruments. Changes in a debt instrument’s value usually will not affect the amount of interest income paid to the fund, but will affect the value of the fund’s shares. Interest rate risk is generally greater for investments with longer maturities.

Some investments give the issuer the option to call or redeem an investment before its maturity date. If an issuer calls or redeems an investment during a time of declining interest rates, we might have to reinvest the proceeds in an investment offering a lower yield, and therefore might not benefit from any increase in value as a result of declining interest rates.

“Premium” investments offer coupon rates higher than prevailing market rates. However, they involve a greater risk of loss, because their values tend to decline over time.

* Credit risk. Investors normally expect to be compensated in proportion to the risk they are assuming. Thus, debt of issuers with poor credit prospects usually offers higher yields than debt of issuers with more secure credit. Higher-rated investments generally have lower credit risk.

We may invest up to 40% of the fund’s total assets (but not more than the fund’s maximum fixed income allocation range) in higher-yield, higher-risk debt investments that are rated below BBB or its equivalent at the time of purchase by each nationally recognized securities rating agency, or are unrated investments that we believe are of comparable quality. However, using the same criteria, we currently do not intend to invest more than 20% of the fund’s total assets in debt investments rated lower than BB or the equivalent. We may invest up to 5% of the fund’s total assets in debt investments rated below CCC or its equivalent, at the time of purchase, by each agency rating such investments and in unrated investments that we believe are of comparable quality. We will not necessarily sell an investment if its rating is reduced after we buy it.

7 P R O S P E C T U S

Investments rated below BBB or its equivalent are known as “junk bonds.” This rating reflects a greater possibility that the issuers may be unable to make timely payments of interest and principal and thus default. If this happens, or is perceived as likely to happen, the values of those investments will usually be more volatile and are likely to fall. A default or expected default could also make it difficult for us to sell the investments at prices approximating the values we had previously placed on them. Lower-rated debt usually has a more limited market than higher-rated debt, which may at times make it diffi-cult for us to buy or sell certain debt instruments or to establish their fair value. Credit risk is generally greater for zero coupon bonds and other investments that are issued at less than their face value and that are required to make interest payments only at maturity rather than at intervals during the life of the investment.

Credit ratings are based largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although we consider credit ratings in making investment decisions, we perform our own investment analysis and do not rely only on ratings assigned by the rating agencies. Our success in achieving the fund’s investment objective may depend more on our own credit analysis when we buy lower quality bonds than when we buy higher quality bonds. We may have to participate in legal proceedings or take possession of and manage assets that secure the issuer’s obligations. This could increase the fund’s operating expenses and decrease its net asset value.

Although investment-grade investments generally have lower credit risk, they may share some of the risks of lower-rated investments.

* Prepayment risk. Traditional debt investments typically pay a fixed rate of interest until maturity, when the entire principal amount is due. By contrast, payments on mortgage-backed investments typically include both interest and partial payment of principal. Principal may also be prepaid voluntarily, or as a result of refinanc-ing or foreclosure. We may have to invest the proceeds from prepaid investments in other investments with less attractive terms and yields. Compared to debt that cannot be prepaid, mortgage-backed investments are less likely to increase in value during periods of declining interest rates and have a higher risk of decline in value during periods of rising interest rates. They may increase the volatility of the fund. Some mortgage-backed investments receive only the interest portion or the principal portion of payments on the underlying mortgages. The yields and values of these investments are extremely sensitive to changes in interest rates and in the rate of principal payments on the underlying mortgages. The market for

8 P R O S P E C T U S

these investments may be volatile and limited, which may make them difficult to buy or sell.

BOTH CLASSES

* Foreign investments. Foreign investments involve certain special risks, including:

* Unfavorable changes in currency exchange rates: Foreign investments are typically issued and traded in foreign currencies. As a result, their values may be affected by changes in exchange rates between foreign currencies and the U.S. dollar.

* Political and economic developments: Foreign investments may be subject to the risks of seizure by a foreign government, imposition of restrictions on the exchange or export of foreign currency, and tax increases.

* Unreliable or untimely information: There may be less information publicly available about a foreign company than about most U.S. companies, and foreign companies are usually not subject to accounting, auditing and financial reporting standards and practices as stringent as those in the United States.

* Limited legal recourse: Legal remedies for investors may be more limited than the remedies available in the United States.

* Limited markets: Certain foreign investments may be less liquid (harder to buy and sell) and more volatile than most U.S. investments, which means we may at times be unable to sell these foreign investments at desirable prices. For the same reason, we may at times find it difficult to value the fund’s foreign investments.

* Trading practices: Brokerage commissions and other fees are generally higher for foreign investments than for U.S. investments. The procedures and rules governing foreign transactions and custody may also involve delays in payment, delivery or recovery of money or investments.

* Sovereign issuers: The willingness and ability of sovereign issuers to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash flow from tax or other revenues.

* Lower yield: Common stocks of foreign companies have historically offered lower dividends than stocks of comparable U.S. companies. Foreign withholding taxes may further reduce the amount of income available to distribute to shareholders of the fund.

The risks of foreign investments are typically increased in less developed countries, which are sometimes referred to as emerging markets. For example, political and economic structures in these countries may be changing rapidly, which can cause instability.

9 P R O S P E C T U S

These countries are also more likely to experience high levels of inflation, deflation or currency devaluation, which could hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Certain of these risks may also apply to some extent to U.S.-traded investments that are denominated in foreign currencies, investments in U.S. companies that are traded in foreign markets or investments in U.S. companies that have significant foreign operations.

* Derivatives. We may engage in a variety of transactions involving derivatives, such as futures, options, warrants and swap contracts. Derivatives are financial instruments whose value depends upon, or is derived from, the value of something else, such as one or more underlying investments, pools of investments, indexes or currencies. We may use derivatives both for hedging and non-hedging purposes. For example, we may use derivatives to increase or decrease the fund’s exposure to long- or short-term interest rates (in the United States or abroad) or as a substitute for a direct investment in the securities of one or more issuers. However, we may also choose not to use derivatives, based on our evaluation of market conditions or the availability of suitable derivatives. Investments in derivatives may be applied toward meeting a requirement to invest in a particular kind of investment if the derivatives have economic characteristics similar to that investment.

Derivatives involve special risks and may result in losses. The successful use of derivatives depends on our ability to manage these sophisticated instruments. Some derivatives are “leveraged,” which means that they provide the fund with investment exposure greater than the value of the fund’s investment in the derivative. As a result, these derivatives may magnify or otherwise increase investment losses to the fund. The prices of derivatives may move in unexpected ways due to the use of leverage or other factors, especially in unusual market conditions, and may result in increased volatility.

Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the fund’s derivatives positions at any time. In fact, many over-the-counter instruments (investments not traded on an exchange) will not be liquid. Over-the-counter instruments also involve the risk that the other party to the derivative transaction will not meet its obligations. For further information about the risks of derivatives, see the statement of additional information (SAI).

* Other investments. In addition to the main investment strategies described above, we may make other types of investments, such as investments in hybrid and structured bonds and notes, preferred stocks, convertible securities, asset-backed securities and

10 P R O S P E C T U S

assignments of and participations in fixed and floating rate loans, which may be subject to other risks, as described in the SAI.

* Alternative strategies. Under normal market conditions, we keep the fund’s portfolio fully invested, with minimal cash holdings. However, at times we may judge that market conditions make pursuing the fund’s usual investment strategies inconsistent with the best interests of its shareholders. We then may temporarily use alternative strategies that are mainly designed to limit losses. However, we may choose not to use these strategies for a variety of reasons, even in very volatile market conditions. These strategies may cause the fund to miss out on investment opportunities, and may prevent the fund from achieving its goal.

* Changes in policies. The Trustees may change the fund’s goal, investment strategies and other policies without shareholder approval, except as otherwise indicated.

* Portfolio transactions and portfolio turnover rate. Transactions on stock exchanges, commodities markets and futures markets involve the payment by the fund of brokerage commissions. The fund paid $616,639 in brokerage commissions during the last fiscal year, representing 0.07% of the fund’s average net assets. Of this amount, $84,451, representing 0.01% of the fund’s average net assets, was paid to brokers who also provided research services. Additional information regarding Putnam’s brokerage selection procedures is included in the SAI.

Although brokerage commissions and other portfolio transaction costs are not reflected in the fund’s Net Expenses ratio (as shown in the Annual Fund Operating Expenses table in the section “Fees and expenses”), they are reflected in the fund’s total return. Combining the brokerage commissions paid by the fund during the last fiscal year (as a percentage of the fund’s average net assets) with the fund’s Net Expenses ratio for class Y shares results in a “combined cost ratio” of 1.06% of the fund’s average net assets for class Y shares for the last fiscal year.

Investors should exercise caution in comparing brokerage commissions and combined cost ratios for different types of funds. For example, while brokerage commissions represent one component of the fund’s transaction costs, they do not reflect any undisclosed amount of profit or “mark-up” included in the price paid by the fund for principal transactions (transactions made directly with a dealer or other counterparty), including most fixed income securities and certain derivatives. In addition, brokerage commissions do not reflect other elements of transaction costs, including the extent to which the fund’s purchase and sale transactions may change the market price for an investment (the “market impact”).

11 P R O S P E C T U S

Another factor in transaction costs is the fund’s portfolio turnover rate, which measures how frequently the fund buys and sells investments. During the past five years, the fund’s fiscal year portfolio turnover rate and the average turnover rate for the fund’s Lipper category were as follows:

Turnover Comparison

	2005	2004	2003	2002	2001

Putnam Asset Allocation
Conservative Portfolio	209%	259%	200%	144%	180%

Lipper Global Flexible
Portfolio Funds Average*	68%	74%	84%	65%	94%

* Average portfolio turnover rate of funds viewed by Lipper Inc. as having the same investment classification or objective as the funds. The Lipper category average portfolio turnover rate is calculated using the portfolio turnover rate for the fiscal year end of each fund in the Lipper category. Fiscal years may vary across funds in the Lipper category, which may limit the comparability of the funds’ portfolio turnover rates to the Lipper average. Comparative data for the last fiscal year is based on information available as of September 30, 2005.

The fund may buy and sell investments relatively often.

Both the fund’s portfolio turnover rate and the amount of brokerage commissions it pays will vary over time based on market conditions. High turnover may lead to increased costs and decreased performance and, for investors in taxable accounts, increased taxes.

* Portfolio holdings. The SAI includes a description of the fund’s policies with respect to the disclosure of its portfolio holdings. For information on the fund’s portfolio, you may visit the Putnam Investments website, www.putnam.com/individual, where the fund’s top 10 holdings and related portfolio information may be viewed monthly beginning approximately 15 days after the end of each month, and full portfolio holdings may be viewed beginning on the last business day of the month after the end of each calendar quarter. This information will remain available on the website until the fund files a Form N-CSR or N-Q with the Securities and Exchange Commission (SEC) for the period that includes the date of the information.

Who manages the fund?

The fund’s Trustees oversee the general conduct of the fund’s business. The Trustees have retained Putnam Management to be the fund’s investment manager, responsible for making investment decisions for the fund and managing the fund’s other affairs and business. The basis for the Trustees’ approval of the fund’s management contract is discussed in the fund’s annual report to shareholders dated September 30, 2005. The fund pays Putnam Management a quarterly management fee for these services based on the fund’s average net assets. The fund paid Putnam Management a

12 P R O S P E C T U S

management fee (after applicable waivers) of 0.57% of average net assets for the fund’s last fiscal year. Putnam Management’s address is One Post Office Square, Boston, MA 02109.

* Investment management teams. Putnam Management’s investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The members of the Global Asset Allocation Team manage the fund’s investments. The names of all team members can be found at www.putnam.com.

The team members identified as the fund’s Portfolio Leader and Portfolio Members coordinate the team’s efforts related to the fund and are primarily responsible for the day-to-day management of the fund’s portfolio. In addition to these individuals, the team also includes other investment professionals, whose analysis, recommendations and research inform investment decisions made for the fund.

	Joined		Positions Over
Portfolio Leader	Funds	Employer	Past Five Years

Jeffrey Knight	2002	Putnam	Chief Investment Officer,
		Management	Global Asset Allocation
		1993 – Present	Previously, Director, Global
Asset Allocation

	Joined		Positions Over
Portfolio Members	Funds	Employer	Past Five Years

Robert Kea	2002	Putnam	Global Asset Allocation
		Management	Portfolio Manager
		1989 – Present	Previously, Quantitative
Analyst and Analyst

Robert Schoen	2002	Putnam	Portfolio Manager
		Management	Previously, Quantitative
		1997 – Present	Analyst

* Other funds managed by the Portfolio Leader and Portfolio Members. As of the fund’s fiscal year-end, Jeffrey Knight was also a Portfolio Leader of Putnam RetirementReady Funds and Putnam Income Strategies Fund and a Portfolio Member of The George Putnam Fund of Boston. Robert Kea and Robert Schoen were also Portfolio Members of Putnam RetirementReady Funds and Putnam Income Strategies Fund. Jeffrey Knight, Robert Kea and Robert Schoen may also manage other accounts and variable trust funds managed by Putnam Management or an affiliate. The SAI provides additional information about other accounts managed by these individuals.

* Changes in the fund’s Portfolio Leader and Portfolio Members. During the fiscal year ended September 30, 2005, Portfolio Member Bruce MacDonald left the fund’s management team. Jeffrey Knight has served as Portfolio Leader of the fund since May, 2002, when Putnam Management introduced this designation.

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* Fund ownership. The following table shows the dollar ranges of shares of the fund owned by the professionals listed above at the end of the fund’s last two fiscal years, including investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

Fund Portfolio Leader and Portfolio Members

			$1 –	$10,001 –	$50,001–	$100,001 –	$500,001 –	$1,000,001
	Year	$0	$10,000	$50,000	$100,000	$500,000	$1,000,000	and over

Jeffrey Knight	2005					*

Portfolio Leader	2004	*

Robert Kea	2005	*

Portfolio Member	2004	*

Robert Schoen	2005	*

Portfolio Member	2004	*

* Investment in the fund by Putnam employees and the Trustees. As of September 30, 2005, all of the 12 Trustees of the Putnam funds owned fund shares. The table shows the approximate value of investments in the fund and all Putnam funds as of that date by Putnam employees and the fund’s Trustees, including in each case investments by their immediate family members and amounts invested through retirement and deferred compensation plans.

	Fund	All Putnam funds

Putnam employees	$ 9,000,000	$456,000,000

Trustees	$11,000,000	$ 56,000,000

The following table shows how much the members of Putnam’s Executive Board have invested in the fund (in dollar ranges). Information shown is for September 30, 2005 and September 30, 2004.

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Putnam Executive Board

			$1 –	$10,001 –	$50,001–	$100,001
	Year	$0	$10,000	$50,000	$100,000	and over

Philippe Bibi	2005		*

Chief Technology Officer	2004		*

Joshua Brooks	2005		*

Deputy Head of Investments	N/A

William Connolly	2005			*

Head of Retail Management	N/A

Kevin Cronin	2005		*

Head of Investments	2004		*

Charles Haldeman, Jr.	2005					*

President and CEO	2004					*

Amrit Kanwal	2005		*

Chief Financial Officer	2004		*

Steven Krichmar	2005		*

Chief of Operations	2004		*

Francis McNamara, III	2005		*

General Counsel	2004		*

Richard Robie, III	2005		*

Chief Administrative Officer	2004		*

Edward Shadek	2005		*

Deputy Head of Investments	N/A

Sandra Whiston	2005		*

Head of Institutional Management	N/A

N/A indicates the individual was not a member of Putnam's Executive Board as of 9/30/04.

* Compensation of investment professionals. Putnam Management believes that its investment management teams should be compensated primarily based on their success in helping investors achieve their goals. The portion of Putnam Investments’ total incentive compensation pool that is available to Putnam Management’s Investment Division is based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time. The peer group for the fund for this purpose is the Global Flexible Portfolio Funds. The portion of the incentive compensation pool available to your investment management team varies based primarily on its delivery, across all of the portfolios it manages, of consistent, dependable and superior performance over time on a before-tax basis.

* Consistent performance means being above median over one year.

* Dependable performance means not being in the 4th quartile of the peer group over one, three or five years.

* Superior performance (which is the largest component of Putnam Management’s incentive compensation program) means being in the top third of the peer group over three and five years.

15 P R O S P E C T U S

In determining an investment management team’s portion of the incentive compensation pool and allocating that portion to individual team members, Putnam Management retains discretion to reward or penalize teams or individuals, including the fund’s Portfolio Leader and Portfolio Members, as it deems appropriate, based on other factors. The size of the overall incentive compensation pool each year is determined by Putnam Management’s parent company, Marsh & McLennan Companies, Inc., and depends in large part on Putnam’s profitability for the year, which is influenced by assets under management. Incentive compensation is generally paid as cash bonuses, but a portion of incentive compensation may instead be paid as grants of restricted stock, options or other forms of compensation, based on the factors described above. In addition to incentive compensation, investment team members receive annual salaries that are typically based on seniority and experience. Incentive compensation generally represents at least 70% of the total compensation paid to investment team members.

* Regulatory matters and litigation. Putnam Management has entered into agreements with the SEC and the Massachusetts Securities Division settling charges connected with excessive short-term trading by Putnam employees and, in the case of the charges brought by the Massachusetts Securities Division, by participants in some Putnam-administered 401(k) plans. Pursuant to these settlement agreements, Putnam Management will pay a total of $193.5 million in penalties and restitution, with $153.5 million being paid to certain open-end funds and their shareholders. The amount will be allocated to shareholders and funds pursuant to a plan developed by an independent consultant, and will be paid following approval of the plan by the SEC and the Massachusetts Securities Division.

The SEC’s and Massachusetts Securities Division’s allegations and related matters also serve as the general basis for numerous lawsuits, including purported class action lawsuits filed against Putnam Management and certain related parties, including certain Putnam funds. Putnam Management will bear any costs incurred by Putnam funds in connection with these lawsuits. Putnam Management believes that the likelihood that the pending private lawsuits and purported class action lawsuits will have a material adverse financial impact on the fund is remote, and the pending actions are not likely to materially affect its ability to provide investment management services to its clients, including the Putnam funds.

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How does the fund price its shares?

The price of the fund’s shares is based on its net asset value (NAV). The NAV per share of each class equals the total value of its assets, less its liabilities, divided by the number of its outstanding shares. Shares are only valued as of the close of regular trading on the New York Stock Exchange (NYSE) each day the exchange is open.

The fund values its investments for which market quotations are readily available at market value. It values all other investments and assets at their fair value. For example, the fund may value a stock at its fair value when the exchange closes early or trading in the stock is suspended. It may also value a stock at fair value if recent transactions in the stock have been very limited or material information about the issuer becomes available after the close of the relevant market. Market quotations are not considered to be readily available for many debt securities. These securities are generally valued at fair value on the basis of valuations provided by an independent pricing service approved by the fund’s Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using information with respect to transactions in the bond being valued, market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities. The fair value determined for an investment may differ from recent market prices for the investment.

The fund translates prices for its investments quoted in foreign currencies into U.S. dollars at current exchange rates, which are generally determined as of 11:00 a.m. Eastern time each day the NYSE is open. As a result, changes in the value of those currencies in relation to the U.S. dollar may affect the fund’s NAV. If there has been a movement in the U.S. currency market that exceeds a specified threshold that may change from time to time, the fund will generally use exchange rates determined as of 3:00 p.m. Eastern time. Because foreign markets may be open at different times than the NYSE, the value of the fund’s shares may change on days when shareholders are not able to buy or sell them. Many securities markets and exchanges outside the U.S. close prior to the close of the NYSE and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the close of the NYSE. As a result, the fund has adopted fair value pricing procedures, which, among other things, require the fund to fair value foreign equity securities if there has been a movement in the U.S. market that exceeds a specified threshold that may change from time to time. As noted above, the value determined for an investment using the fund’s fair value pricing procedures may differ from recent market prices for the investment.

17 P R O S P E C T U S

How do I buy fund shares?

All orders to purchase shares must be made through your employer’s retirement plan. For more information about how to purchase shares of the fund through your employer’s plan or limitations on the amount that may be purchased, please consult your employer.

Putnam Retail Management generally must receive your plan’s completed buy order before the close of regular trading on the NYSE for shares to be bought at that day’s offering price.

To eliminate the need for safekeeping, the fund will not issue certificates for shares.

Mutual funds must obtain and verify information that identifies investors opening new accounts. If the fund is unable to collect the required information, Putnam Investor Services may not be able to open your fund account. Investors must provide their full name, residential or business address, Social Security or tax identification number, and date of birth. Entities, such as trusts, estates, corporations and partnerships, must also provide other identifying information. Putnam Investor Services may share identifying information with third parties for the purpose of verification. If Putnam Investor Services cannot verify identifying information after opening your account, the fund reserves the right to close your account.

The fund may periodically close to new purchases of shares or refuse any order to buy shares if the fund determines that doing so would be in the best interests of the fund and its shareholders.

* Eligible purchasers. The following investors are eligible to purchase class Y shares if approved by Putnam:

* qualified retirement plans that are clients of third-party administrators (including affiliates of Putnam) that have entered into agreements with Putnam and offer institutional share class pricing (no sales charge or 12b-1 fee);

* bank trust departments and trust companies that have entered into agreements with Putnam and offer institutional share class pricing to their clients;

* corporate IRAs administered by Putnam, if another retirement plan of the sponsor is eligible to purchase class Y shares;

* college savings plans that qualify for tax-exempt treatment under Section 529 of the Internal Revenue Code; and

* other Putnam funds and Putnam investment products.

18 P R O S P E C T U S

Trust companies or bank trust departments that purchased class Y shares for trust accounts may transfer them to the beneficiaries of the trust accounts, who may continue to hold them or exchange them for class Y shares of other Putnam funds. Defined contribution plans (including corporate IRAs) that purchased class Y shares under prior eligibility criteria may continue to purchase class Y shares.

* Payments to dealers. If you purchase your shares through a dealer (the term “dealer” includes any broker, dealer, bank, bank trust department, registered investment advisor, financial planner, retirement plan administrator and any other institution having a selling, services or any similar agreement with Putnam Retail Management or one of its affiliates), your dealer generally receives payments from Putnam Retail Management representing some or all of the sales charges and distribution (12b-1) fees, if any, shown in the tables under the heading “Fees and Expenses” at the front of this prospectus.

Putnam Retail Management and its affiliates also pay additional compensation to selected dealers in recognition of their marketing support and/or program servicing (each of which is described in more detail below). These payments may create an incentive for a dealer firm or its representatives to recommend or offer shares of the fund or other Putnam funds to its customers. These additional payments are made by Putnam Retail Management and its affiliates and do not increase the amount paid by you or the fund as shown under the heading “Fees and Expenses.”

The additional payments to dealers by Putnam Retail Management and its affiliates are generally based on one or more of the following factors: average net assets of a fund attributable to that dealer, sales of a fund attributable to that dealer, or reimbursement of ticket charges (fees that a dealer firm charges its representatives for effecting transactions in fund shares), or on the basis of a negotiated lump sum payment for services provided.

Marketing support payments, which are generally available to most dealers engaging in significant sales of Putnam fund shares, are not expected, with certain limited exceptions, to exceed 0.085% of the average net assets of Putnam’s retail mutual funds attributable to that dealer on an annual basis.

Program servicing payments, which are paid in some instances to third parties in connection with investments in the fund by retirement plans and other investment programs, are not expected, with certain limited exceptions, to exceed 0.15% of the total assets in the program on an annual basis.

19 P R O S P E C T U S

Putnam Retail Management and its affiliates may make other payments or allow other promotional incentives to dealers to the extent permitted by SEC and NASD rules and by other applicable laws and regulations. Certain dealers also receive payments in recognition of subaccounting or other services they provide to shareholders or plan participants who invest in the fund or other Putnam funds through their retirement plan. See the discussion in the SAI under the heading “Management -- Investor Servicing Agent and Custodian” for more details.

You can find more details in the SAI about the payments made by Putnam Retail Management and its affiliates and the services provided by your dealer. Your dealer may charge you fees or commissions in addition to those disclosed in this prospectus. You can also ask your dealer about any payments it receives from Putnam Retail Management and its affiliates and any services your dealer provides, as well as about fees and/or commissions it charges.

How do I sell fund shares?

Subject to any restrictions imposed by your employer’s plan, you can sell your shares through the plan back to the fund any day the NYSE is open. For more information about how to sell shares of the fund through your employer’s plan, including any charges that the plan may impose, please consult your employer.

The fund will impose a short-term trading fee of 2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 5 days or less (including if you purchased the shares by exchange). The short-term trading fee is paid directly to the fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading. For investors in defined contribution plans administered by Putnam or a Putnam affiliate, the short-term trading fee will not apply in certain circumstances, such as redemptions to pay distributions or loans from such plans, redemptions of shares purchased directly with contributions by a plan participant or sponsor, redemptions of shares purchased in connection with loan repayments, redemptions in the event of shareholder death or post-purchase disability, redemptions made as part of a systematic withdrawal plan and redemptions from certain omnibus accounts. These exceptions may also apply to defined contribution plans administered by third parties that assess the fund’s short-term trading fee. For purposes of determining whether the short-term trading fee applies, the shares that were held the longest will be redeemed first. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to

20 P R O S P E C T U S

assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

Your plan administrator must send a signed letter of instruction to Putnam Investor Services. The price you will receive is the next NAV per share calculated after the fund receives the instruction in proper form, less any applicable short-term trading fee. In order to receive that day’s NAV, Putnam Investor Services must receive the instruction before the close of regular trading on the NYSE.

The fund generally sends payment for your shares the business day after your request is received. Under unusual circumstances, the fund may suspend redemptions, or postpone payment for more than seven days, as permitted by federal securities law.

How do I exchange fund shares?

Subject to any restrictions your plan imposes, you can exchange your fund shares for shares of other Putnam funds offered through your employer’s plan without a sales charge. Contact your plan administrator or Putnam Investor Services for more information.

The exchange privilege is not intended as a vehicle for short-term trading. In order to discourage excessive exchange activity and otherwise to promote the best interests of the fund, the fund will impose a short-term trading fee of 2.00% of the total exchange amount (calculated at market value) on exchanges of shares held for 5 days or less (including shares purchased by exchange). In the case of defined contribution plans administered by Putnam or a Putnam affiliate, the 2.00% short-term trading fee will apply to exchanges of shares purchased by exchange that are held in a plan participant’s account for 5 days or less. Some financial intermediaries, retirement plan sponsors or recordkeepers that hold omnibus accounts with the fund are currently unable or unwilling to assess the fund’s short-term trading fee. Some of these firms use different systems or criteria to assess fees that are currently higher than, and in some cases in addition to, the fund’s short-term trading fee.

The fund also reserves the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange. The fund into which you would like to exchange may also reject your exchange. These actions may apply to all shareholders or only to those shareholders whose exchanges Putnam Management determines are likely to have a negative effect on the fund or other Putnam funds.

21 P R O S P E C T U S

Policy on excessive short-term trading

* Risks of excessive short-term trading. Excessive short-term trading activity may reduce the fund’s performance and harm all fund shareholders by interfering with portfolio management, increasing the fund’s expenses and diluting the fund’s net asset value. Depending on the size and frequency of short-term trades in the fund’s shares, the fund may experience increased cash volatility, which could require the fund to maintain undesirably large cash positions or buy or sell portfolio securities it would not have bought or sold. The need to execute additional portfolio transactions due to these cash flows may also increase the fund’s brokerage and administrative costs and, for investors in taxable accounts, may increase the taxable distributions received from the fund.

Because the fund invests in foreign securities, its performance may be adversely impacted and the interests of longer-term shareholders may be diluted as a result of time-zone arbitrage, a short-term trading practice that seeks to exploit changes in the value of the fund’s investments that result from events occurring after the close of the foreign markets on which the investments trade, but prior to the later close of trading on the NYSE, the time as of which a fund determines its net asset value. If an arbitrageur is successful, he or she may dilute the interests of other shareholders by trading shares at prices that do not fully reflect their fair value.

Because the fund invests in securities that may trade infrequently or may be more difficult to value, such as lower-rated bonds and securities of smaller companies, it may be susceptible to trading by short-term traders who seek to exploit perceived price inefficiencies in the fund’s investments. In addition, the market for these securities may at times show “market momentum,” in which positive or negative performance may continue from one day to the next for reasons unrelated to the fundamentals of the issuer. Short-term traders may seek to capture this momentum by trading frequently in the fund’s shares, which may reduce the fund’s performance and dilute the interests of other shareholders. Because lower-rated bonds and securities of smaller companies may be less liquid than higher-quality bonds or securities of larger companies, respectively, the fund may also be unable to buy or sell these securities at desirable prices in response to volatile cash flows caused by short-term trading. Similar risks may apply if the fund holds other types of less liquid securities.

22 P R O S P E C T U S

* Fund policies. In order to protect the interests of long-term shareholders of the fund, Putnam Management and the fund’s Trustees have adopted policies and procedures intended to discourage excessive short-term trading. The fund seeks to discourage excessive short-term trading by imposing short-term trading fees and using fair value pricing procedures to value investments under some circumstances. In addition, Putnam Management monitors activity in shareholder accounts about which it possesses the necessary information in order to detect excessive short-term trading patterns and takes steps to deter excessive short-term traders.

Putnam Management and the fund reserve the right to reject or restrict purchases or exchanges for any reason. Putnam Management or the fund may determine that an investor’s trading activity is excessive or otherwise potentially harmful based on various factors, including an investor’s or financial intermediary’s trading history in the fund, other Putnam funds or other investment products, and may aggregate activity in multiple accounts under common ownership or control. If the fund identifies an investor or intermediary as a potential excessive trader, it may, among other things, impose limitations on the amount, number, manner, or frequency of future purchases or exchanges or temporarily or permanently bar the investor or intermediary from investing in the fund or other Putnam funds. The fund may take these steps in its discretion even if the investor’s activity may not have been detected by the fund’s current monitoring parameters.

* Limitations on the fund’s policies. There is no guarantee that the fund will be able to detect excessive short-term trading in all accounts. For example, Putnam Management currently does not have access to sufficient information to identify each investor’s trading history, and in certain circumstances there are operational or technological constraints on its ability to enforce the fund’s policies. In addition, even when Putnam Management has sufficient information, its detection methods may not capture all excessive short-term trading.

In particular, many purchase, redemption and exchange orders are received from financial intermediaries that hold omnibus accounts with the fund. Omnibus accounts, in which shares are held in the name of an intermediary on behalf of multiple beneficial owners, are a common form of holding shares among retirement plans and financial intermediaries such as brokers, advisers and third-party administrators. The fund is generally not able to identify trading by a particular beneficial owner within an omnibus account, which makes it difficult or impossible to determine if a particular shareholder is engaging in excessive short-term trading. Putnam Management monitors aggregate cash flows in omnibus accounts

23 P R O S P E C T U S

on an ongoing basis. If high cash flows or other information indicate that excessive short-term trading may be taking place, Putnam Management will contact the financial intermediary, plan sponsor or recordkeeper that maintains accounts for the underlying benefi-cial owner and attempt to identify and remedy any excessive trading. However, the fund’s ability to monitor and deter excessive short-term traders in omnibus accounts ultimately depends on the capabilities and cooperation of these third-party financial firms. The fund’s policies on exchanges may also be modified for accounts held by certain retirement plans to conform to plan exchange limits or Department of Labor requirements. A financial intermediary or plan sponsor may impose different or additional limits on short-term trading.

* Blackout periods for Putnam employees. Putnam Investments imposes blackout periods on investments in the Putnam funds (other than money market funds) by its employees and certain family members. Employees of Putnam Investments and covered family members may not make a purchase followed by a sale, or a sale followed by a purchase, in any non-money market Putnam fund within any 90-calendar day period. Members of Putnam Management’s Investment Division, certain senior executives, and certain other employees with access to investment information, as well as their covered family members, are subject to a blackout period of one year. These blackout periods are subject to limited exceptions.

Fund distributions and taxes

The fund normally distributes any net investment income monthly and any net realized capital gains annually.

The terms of your employer’s plan will govern how your employer’s plan may receive distributions from the fund. Generally, periodic distributions from the fund to your employer’s plan are reinvested in additional fund shares, although your employer’s plan may permit you to receive fund distributions from net investment income in cash while reinvesting capital gains distributions in additional shares or to receive all fund distributions in cash. If you do not select another option, all distributions will be reinvested in additional fund shares.

Generally, for federal income tax purposes, fund distributions are taxable as ordinary income, except that any properly designated distributions of long-term capital gains will be taxed as such regardless of how long you have held your shares. However, distributions by the fund to retirement plans that qualify for tax-exempt treatment under federal income tax laws will not be taxable. Special tax rules apply to investments through such plans. You should consult

24 P R O S P E C T U S

your tax advisor to determine the suitability of the fund as an investment through such a plan and the tax treatment of distributions (including distributions of amounts attributable to an investment in the fund) from such a plan.

The fund’s investments in certain debt obligations may cause the fund to recognize taxable income in excess of the cash generated by such obligations. Thus, the fund could be required at times to liquidate other investments in order to satisfy its distribution requirements.

The fund’s investments in foreign securities may be subject to foreign withholding taxes. In that case, the fund’s return on those investments would be decreased.

You should consult your tax advisor for more information on your own tax situation, including possible foreign, state and local taxes.

Financial highlights

The financial highlights table is intended to help you understand the fund’s recent financial performance. Certain information reflects financial results for a single fund share. The total returns represent the rate that an investor would have earned or lost on an investment in the fund, assuming reinvestment of all dividends and distributions. This information has been derived from the fund’s financial statements, which have been audited by PricewaterhouseCoopers LLP. Its report and the fund’s financial statements are included in the fund’s annual report to shareholders, which is available upon request.

25 P R O S P E C T U S

Financial highlights (For a common share outstanding throughout the period) Putnam Asset Allocation: Conservative Portfolio CLASS Y

PER-SHARE OPERATING PERFORMANCE

			Year ended
	9/30/05	9/30/04	9/30/03	9/30/02	9/30/01

Net asset value,
beginning of period	$8.83	$8.64	$7.94	$8.73	$10.47

Investment operations:
Net investment income (a)	.24 (d,f)	.17(d)	.23	.37	.51

Net realized and unrealized
gain (loss) on investments	.47	.38	.92	(.59)	(.95)

Total from
investment operations	.71	.55	1.15	(.22)	(.44)

Less distributions:
From net investment income	(.23)	(.36)	(.45)	(.57)	(.64)

From net realized gain
on investments	--	--	--	--	(.66)

Total distributions	(.23)	(.36)	(.45)	(.57)	(1.30)

Redemption fees	--(e)	--(e)	--	--	--

Net asset value,
end of period	$9.31	$8.83	$8.64	$7.94	$8.73

Total return at
net asset value (%)(b)	8.11	6.40	15.08	(2.93)	(4.59)

RATIOS AND SUPPLEMENTAL DATA

Net assets, end of period
(in thousands)	$377,247	$89,925	$169,684	$189,105	$213,026

Ratio of expenses to
average net assets (%)(c)	.95(d)	1.14(d)	1.14	1.08	1.04

Ratio of net investment income
to average net assets (%)	2.62(d,f)	1.87(d)	2.83	4.25	5.41

Portfolio turnover (%)(g)	209.05	258.72	200.28	144.07	180.29

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Includes amounts paid through expense offset and brokerage service arrangements.

(d) Reflects an involuntary contractual expense limitation and waivers of certain fund expenses in connection with investments in Putnam Prime Money Market Fund during the period. As a result of such limitation and waivers, the expenses of the fund for the periods ended September 30, 2005 and September 30, 2004 reflect a reduction of 0.08% and 0.01%, respectively, of average net assets for class Y shares.

(e) Amount represents less than $0.01 per share.

(f) Reflects a non-recurring accrual related to Putnam Management’s settlement with the SEC regarding brokerage allocation practices, which amounted to less than $0.01 per share and 0.01% of average net assets for class Y shares.

(g) Portfolio turnover excludes dollar roll transactions.

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For more information about Putnam Asset Allocation: Conservative Portfolio

The fund’s SAI and annual and semi-annual reports to shareholders include additional information about the fund. The SAI, and the independent registered public accounting firm’s report and the financial statements included in the fund’s most recent annual report to its shareholders, are incorporated by reference into this prospectus, which means they are part of this prospectus for legal purposes. The fund’s annual report discusses the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year. You may get free copies of these materials, request other information about any Putnam fund, or make shareholder inquiries, by visiting Putnam’s website at www.putnam.com/individual, or by calling Putnam toll-free at 1-800-752-9894.

You may review and copy information about a fund, including its SAI, at the Securities and Exchange Commission’s Public Reference Room in Washington, D.C. You may call the Commission at 1-202-942-8090 for information about the operation of the Public Reference Room. You may also access reports and other information about the fund on the EDGAR Database on the Commission’s website at http://www.sec.gov. You may get copies of this information, with payment of a duplication fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the Commission’s Public Reference Section, Washington, D.C. 20549-0102. You may need to refer to the fund’s file number.

Communications from Putnam other than the prospectus and related supplements are provided in the English language.

One Post Office Square
Boston, Massachusetts 02109
1-800-752-9894

Address correspondence to
Putnam Investor Services
P.O. Box 9740
Providence, Rhode Island 02940-9740

www.putnam.com

DY060S 231505 1/06	File No. 811-07121